Exhibit 10.1

March 10, 2011

CONFIDENTIAL

Far East Energy Corporation
363 N. Sam Houston Parkway East
Suite 380
Houston, Texas 77060
Attention: Michael R. McElwrath

Dear Mr. McElwrath:

This letter (the “Agreement”) constitutes the agreement between Religare Capital Markets, Inc., (the “Placement Agent”) and Far East Energy Corporation (the “Company”), that the Placement Agent shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of registered shares of the Company’s common stock, par value $0.001 per share (such shares of common stock to be issued in the Placement, the “Securities”) to potential investors.  The terms of such Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and, collectively, the “Purchasers”), and nothing herein grants the Placement Agent, or contemplates that it would have, the power or authority to bind the Company or any Purchaser or to impose any obligation on the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.”  The date of the closing of the Placement shall be referred to herein as the “Closing Date.”  The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agent to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agent with respect to securing any other financing on behalf of the Company.

SECTION 1.           COMPENSATION AND OTHER FEES.

As compensation for the services provided by the Placement Agent hereunder, the Company agrees to pay to the Placement Agent on the Closing Date:

(A)      A cash arranging fee equal to US$0.0025 per Security issued in the Placement plus 3.00% of the aggregate gross proceeds raised in the Placement, from Securities issued to and gross proceeds raised from Approved Counterparties (as defined in that certain mandate letter dated February 18, 2011 between the Company and the Placement Agent (the “Engagement Letter”)) (the “Gross Proceeds”), subject to a minimum fee of (i) US$250,000 if the Gross Proceeds are less than US$10 million, (ii) US$500,000 if the Gross Proceeds equal or exceed US$10 million, or (iii) US$1.0 million if the Gross Proceeds equal or exceed US$26.5 million, provided, however, that, if (a) the Company receives or is entitled to receive proceeds arising from any sale of Securities in connection with the Placement by operation of Section 4.13 of that certain Securities Purchase Agreement dated as of March 8, 2010 among the Company and the purchasers party thereto (such purchasers being the “ROFR Purchasers” and such proceeds being the “ROFR Proceeds”) and (b) the Gross Proceeds, including the ROFR Proceeds, are less than US$26.5 million, then the ROFR Proceeds shall not be included in the Gross Proceeds for purposes of calculating the Placement Agent fee hereunder.

Far East Energy Corporation

(B)       The Company shall pay to the Placement Agent all fees as described in this Section 1 in the event that at any time prior to the expiration of 12 months after the date of this Agreement, the Company consummates, or enters into an agreement (other than a service agreement with a placement agent, financial adviser, investment bank or similar service provider) that subsequently results in the consummation of, a sale by the Company of its of common stock, par value $0.001 per share (“Common Stock”) to persons or entities who or which satisfy clause (a) of the definition of Approved Counterparties under the Engagement Letter.

(C)       Subject to compliance with Financial Industry Regulatory Authority (“FINRA”) Rule 5110(f)(2)(D), whether or not the Placement occurs, and in addition to the compensation described above in this Section 1, the Company will reimburse the Placement Agent, upon its request from time to time, for the properly incurred out-of-pocket expenses actually incurred by it in connection with its performance of services under this Agreement (including the properly incurred fees and disbursements of the Placement Agent’s counsel), such amount not to exceed, in the aggregate, US$65,000 without the prior written consent of the Company (provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provision of this Agreement).  Such reimbursement shall be payable immediately upon (but only in the event of) the closing of the Placement.

(D)      In no event will the Placement Agent be responsible for expenses incurred in connection with the issue and sale of the Securities (including the fees and expenses of any counsel designated by potential investors to act for them).

(E)       The Company will pay to the Placement Agent, at a rate equal to twelve percent (12%) per year, a monthly late payment charge (the “Late Payment Charge”) on the unpaid balance of any fees or expenses not timely paid in full.  With respect to any unpaid portion of the Placement Fee, the Late Payment Charge will be computed from the date of the closing of the Placement, as applicable, until payment in full of such fees, and with respect to the unpaid portion of any of the Placement Agent’s expenses, the Late Payment Charge will be computed from thirty (30) days after the Company’s receipt of the Placement Agent’s invoice until payment in full of such expenses.

SECTION 2.          REGISTRATION STATEMENT.  The Company represents and warrants to, and agrees with, the Placement Agent that as of the date hereof, as at the time that any “free writing prospectus” containing the final pricing terms of the Placement is distributed to the Purchasers and as of the Closing Date:

Far East Energy Corporation
(A)      The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration File No. 333-162019) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective November 4, 2009, for the registration under the Securities Act of the Securities. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act.  Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) of the Securities Act and complies with said Rule. The Company has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Securities.  The Company will file with the Commission pursuant to Rule 424(b) of the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Securities and the plan of distribution thereof and has advised, or will advise, the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement at the date of this Agreement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were or will be filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be.  No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and the “Time of Sale Prospectus” means the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.

(B)       The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, Time of Sale Prospectus, if any, and Prospectus Supplement, each as of its respective date, comply or will comply, as applicable, in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. The Base Prospectus, Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, when read together with the other information in the Registration Statement, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and, when read together with the other information in the Registration Statement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.  There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act other than those that will be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed, or that will not be described or filed, as required.

Far East Energy Corporation
(C)       The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act.  Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) of the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  The Company will not, without the prior consent of the Placement Agent, prepare, use or refer to, any free writing prospectus in connection with the Placement.  The Company will retain in accordance with the Rules and Regulations all such free writing prospectuses.

(D)      The Company has delivered, or, upon request, will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent of experts, as applicable, filed as a part thereof, and conformed copies of the Base Prospectus, Time of Sale Prospectus, if any, and Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests.  Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

SECTION 3.          REPRESENTATIONS AND WARRANTIES. Except as set forth in the Registration Statement, the Prospectus Supplement or the SEC Reports (as defined below), which will qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the following representations and warranties set forth below to the Placement Agent as of the date hereof, as of the time that any “free writing prospectus” containing the final pricing terms of the Placement is distributed to the Purchasers and as of the Closing Date.

Far East Energy Corporation
(A)      Organization and Qualification.  All of the direct and indirect subsidiaries (each, a “Subsidiary”) of the Company which would constitute a “significant subsidiary” under Regulation S-X are disclosed in the SEC Reports and listed in Schedule 1 to this Agreement.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any “Liens” (which for purposes of this Agreement shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no “Proceeding” (which for purposes of this Agreement shall mean any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(B)       Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the “Required Approvals” (as defined in subsection 3(D) below).  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(C)       No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, as amended and restated from time to time, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect.

Far East Energy Corporation
(D)      Filings, Consents and Approvals.  Except as disclosed in the SEC reports, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other “Person” (defined as an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind, including, without limitation, any securities exchange) in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than such filings as are required to be made under applicable Federal and state securities laws (collectively, the “Required Approvals”).

(E)       Issuance of the Securities; Registration.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  Prior to the Closing Date, the Company will have reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Transaction Documents.  The Securities will be issued pursuant to the Registration Statement, and the issuance of the Securities will have been registered by the Company under the Securities Act.  The Registration Statement will be effective and available for the issuance of the Securities thereunder, and the Company has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so.  The “Plan of Distribution” section under the Registration Statement will permit the issuance and sale of the Securities contemplated hereunder.  Upon receipt of the Securities, the Purchasers will have good and marketable title to such Securities and the Securities will be freely tradeable on the over the counter market.

(F)       Capitalization.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the issuance and sale of the Securities pursuant to the Transaction Documents, other than the ROFR Purchasers.  Except as disclosed in the SEC Reports, the Company has not issued any capital stock since its most recently filed periodic report pursuant to the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees, directors and consultants pursuant to the Company’s equity incentive plans, pursuant to the conversion or exercise of securities exercisable, exchangeable or convertible into Common Stock (“Common Stock Equivalents”) outstanding as of the date of the Company’s most recently filed periodic report pursuant to the Exchange Act.  Except as a result of the purchase and sale of the Securities and for the various outstanding series of the Company’s convertible debt, options and warrants described in the SEC Reports, there are no outstanding series of the Company’s convertible debt, options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.  The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than to the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities.  Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

Far East Energy Corporation
(G)       SEC Reports; Financial Statements.  The Company has complied in all material respects with requirements to file all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof , for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Registration Statement and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments and abbreviated footnote disclosures.

(H)      Accountants.  To the Company’s knowledge, JonesBaggett LLP is a registered public accounting firm for purposes of the Securities Act, the Rules and regulations and the rules of the Public Company Accounting Oversight Board.

(I)        Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as otherwise contemplated by this Agreement or as specifically disclosed in the SEC Reports or the Prospectus Supplement, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting and (iv) the Company has not issued any equity securities to any officer, director or “Affiliate” (defined as any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 of the Securities Act), except pursuant to existing Company equity incentive and incentive compensation plans or as set forth on Schedule 2 to this Agreement.  Except for the issuance of the Securities contemplated by this Agreement or as set forth in the SEC Reports or the Prospectus Supplement, or as otherwise disclosed to the Purchasers, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one trading day prior to the date that this representation is made.

Far East Energy Corporation
(J)        Internal Controls.  The Company and its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to provide reasonable assurance that material information relating to the Company and its Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Form 10-K for the year ended December 31, 2009 (such date, the “Evaluation Date”).  The Company presented in its Annual Report on Form 10-K for the year ended December 31, 2009 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(K)      Litigation.  (i) Except as disclosed in the SEC Reports, the Registration Statement or the Prospectus Supplement, there is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect.  Except as disclosed in the SEC Reports, the Registration Statement or the Prospectus Supplement, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  Except as disclosed in the SEC Reports, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary pursuant to the Exchange Act or the Securities Act.

Far East Energy Corporation
(ii) No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(L)       Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

(M)     Compliance.  Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including, without limitation, all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except as disclosed in the SEC Reports and except in each case as could not reasonably be expected to have a Material Adverse Effect.

(N)      Regulatory Permits.  Except as disclosed in the SEC Reports, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(O)      Environment.  The business and operations of the Company and each of its Subsidiaries have been and are being conducted in compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof, or any foreign jurisdiction, and all applicable judicial or administered agency or regulatory decrees, awards, judgments and other relating thereto, except where the failure to be in such compliance will not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice from any governmental instrumentality or any third party alleging any material violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources).

(P)       Interests in Other Entities.  Except as described in the SEC Reports, the Company does not directly or indirectly control or have a material interest in any other business entity.

Far East Energy Corporation

(Q)      Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

(R)       Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other similar intellectual property rights currently employed by them in connection with the business currently operated by them, that are necessary for use in the conduct of their respective businesses as described in the SEC Reports except where the failure to so have could not reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received any written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person, except for such as could not reasonably be expected to have a Material Adverse Effect.

(S)       Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(T)       Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000, other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including restricted stock programs, stock option agreements under any stock option plan of the Company.

(U)      ERISA.  Each material employee benefit plan, within the meaning of Section 3(3) of the Employee retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code ”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

Far East Energy Corporation

(V)       Sarbanes-Oxley.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, as amended, which are applicable to it as of the date hereof and of the Closing Date.

(W)     Certain Fees.  Except as otherwise provided in this Agreement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(X)      Trading Market Rules.  The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the over the counter market.

(Y)       Investment Company. The Company is not, and immediately after receipt of payment for the Securities, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(Z)       Registration Rights.  No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, which rights are currently not satisfied.

(AA)   Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Common Stock is currently quoted on the over the counter market.  Except as disclosed in the Registration Statement, the Time of Sale Prospectus, if any, and the Prospectus, the Company has not, in the 12 months preceding the date hereof, received notice from the over the counter market to the effect that the Company is not in compliance with the over the counter market’s listing or maintenance requirements.  The Company is, and has no reason of which it is currently aware to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(BB)    Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill, or other similar anti-takeover provision under the Company’s amended and restated articles of incorporation, as amended from time to time (or similar charter documents), or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(CC)    Tax Status.  Except for matters that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and except as disclosed in the SEC Reports, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

Far East Energy Corporation

(DD)   Stock Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been fully complied with.

(EE)     Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(FF)     PRC Licenses.  All consents, approvals, authorizations or licenses requisite under the legal requirements of the People’s Republic of China, not including Taiwan, Hong Kong and Macau (“PRC”) for the due and proper establishment and operation of the Company and its Subsidiaries have been duly obtained from the relevant PRC individual, entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature having authority over the Company, its Subsidiaries or any of their products or other governmental body having authority over the Company, its Subsidiaries or any of their products or property, and are in full force and effect except where the failure to obtain any such consent, approval, authorization or license or maintain the same in full force and effect would not have, or be reasonably likely to result in, a Material Adverse Effect.

(GG)    PRC Filings.  All filings and registrations with the PRC required in respect of the Company and its Subsidiaries and their capital structure and operations including, without limitation, the registration with the Ministry of Commerce, the China Securities Regulatory Commission, the State Administration of Industry, or their respective local divisions of Commerce, the State Administration of Foreign Exchange, tax bureau and customs authorities have been duly completed in accordance with the relevant PRC legal requirements.  The Company and each of its Subsidiaries has taken all reasonable steps (to the extent required of the Company and each such subsidiary under PRC legal requirements) to comply with, and to ensure compliance with any persons known to the Company that are required to comply (in connection with their interests in the Company) with applicable legal requirements of the relevant PRC governmental body (including, without limitation, the Ministry of Commerce and the National Development and Reform Commission).

(HH)   Immunity.  The Company and its obligations under this Agreement are subject to suit, and none of the Company, any of its subsidiaries or any of its or their properties or assets has any right of immunity, on any grounds, from any action, suit or proceeding, from the giving of any relief in any action, suit or proceeding, from set-off or counter claim, from the jurisdiction of any PRC or U.S. federal or New York state court, as the case may be from service of process, attachment upon or prior to jugement, or attachment in aid of execution of judgment, or from execution of a judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter arising out of or relating to this Agreement.

Far East Energy Corporation

(II)       Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (a “Forward Looking Statement”) contained in the Registration Statement or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.  The Forward Looking Statements incorporated by reference in the Registration Statement and the Prospectus Supplement from the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q filed thereafter (in each case under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) (i) are within the coverage of the safe harbor for forward looking statements set forth in Section 27A of the Securities Act, Rule 175(b) under the Securities Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Company with a reasonable basis and in good faith and reflect the Company’s good faith reasonable best estimate of the matters described therein and (iii) have been prepared in accordance with Item 10 of Regulation S-K.

(JJ)      Money Laundering Laws.  The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries.

(KK)   OFAC Compliance.  None of the Company, any Subsidiary or any of their respective directors or officers, or to the knowledge of the Company any of their employees, dealers, distributors or agents is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (including but not limited to the designation as a “specially designated national or blocked person” thereunder) or any sanctions imposed under similar the laws of a relevant and applicable jurisdiction including (collectively, “Sanctions”), and the Company will not knowingly, directly or indirectly, use the proceeds received by it from the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or any other Person, for the purpose of financing the activities of any Person currently subject to any Sanctions.

(LL)     Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities (other than for the Placement Agent’s placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii) of this Section 3(KK), compensation paid to the Placement Agent in connection with the Placement.

(MM) FINRA Affiliations.  There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company, except as set forth in the Base Prospectus.

Far East Energy Corporation
(NN)    Officers and Directors Lock-Up Agreement.  Each officer and director of the Company listed on Schedule 3 hereto has delivered to the Placement Agent an agreement substantially in the form of Exhibit A.

(OO)    Company Lock-Up Agreement.  The Company has delivered to the Placement Agent an agreement substantially in the form of Exhibit B.

(PP)     Securities Laws Disclosure; Publicity.  The Company shall (a) issue a press release disclosing the material terms of the transactions contemplated hereby simultaneously with the execution and delivery of a Subscription or Stock Purchase Agreement or alternatively upon the confirmation of the terms of the Securities (the “Press Release”), and (b) by 8:30 a.m. (New York City time) on the third (3rd) day on which the Common Stock is traded on the over the counter market following the date thereof, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto.  The Company and the Placement Agent shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and, except as may be required by law, neither the Company nor the Placement Agent shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Placement Agent, or without the prior consent of the Company, with respect to any press release of the Placement Agent, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

(QQ)   Stock Purchase Agreement. The representations and warranties on the part of the Company contained in any Stock Purchase Agreement entered into by the Company and a Purchaser with respect to the Placement are or will be accurate as of the date of such Stock Purchase Agreement.

Far East Energy Corporation

SECTION 4.           INDEMNIFICATION.  To the extent permitted by law:

(A)      In the event that the Placement Agent becomes involved in any capacity in any claim, suit, action, proceeding, investigation or inquiry (including, without limitation, any shareholder or derivative action or arbitration proceeding) (collectively, a “Placement Agent Proceeding”) (i) in connection with or arising out of any untrue statement or alleged untrue statement of a material fact contained in the information (whether written or oral) supplied to any prospective Purchaser by or on behalf of the Company or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) otherwise in connection with any matter in any way relating to or referred to in the Agreement or arising out of the matters contemplated by the Agreement, including, without limitation, related services and activities prior to the date of the Agreement, the Company agrees to indemnify, defend and hold the Placement Agent harmless to the fullest extent permitted by law, from and against any losses, claims, damages, liabilities and expenses in connection with any matter in any way relating to or referred to in this Agreement or arising out of the matters contemplated by this Agreement, including, without limitation, related services and activities prior to the date of this Agreement, except, in the case of clause (ii) above only, to the extent that it shall be determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review that such losses, claims, damages, liabilities and expenses resulted from the gross negligence or willful misconduct of the Placement Agent. In addition, in the event that the Placement Agent becomes involved in any capacity in any Placement Agent Proceeding in connection with any matter in any way relating to or referred to in this Agreement or arising out of the matters contemplated by this Agreement, the Company will reimburse the Placement Agent for its properly incurred legal and other out of pocket expenses (including the cost of any investigation and preparation) as such expenses are incurred by the Placement Agent in connection therewith, except to the extent that it shall be determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review that the losses, claims, damages, liabilities and expenses to which such Placement Agent Proceeding relates resulted from the gross negligence or willful misconduct of the Placement Agent. If such indemnification were not to be available for any reason, the Company agrees to contribute to the losses, claims, damages, liabilities and expenses involved (i) in the proportion appropriate to reflect the relative benefits received or sought to be received by the Company and its stockholders and affiliates and other constituencies, on the one hand, and the Placement Agent, on the other hand, in connection with the matters contemplated by this Agreement or (ii) if (but only if and to the extent) the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and its stockholders and affiliates and other constituencies, on the one hand, and the party entitled to contribution, on the other hand, as well as any other relevant equitable considerations. The Company agrees that for the purposes of this paragraph the relative benefits received, or sought to be received, by the Company and its stockholders and affiliates and other constituencies, on the one hand, and the party entitled to contribution, on the other hand, in connection with the matters contemplated by the Agreement shall be deemed to be in the same proportion that the total value received or paid or contemplated to be received or paid by the Company or its stockholders or affiliates and other constituencies, as the case may be, as a result of or in connection with the matters (whether or not consummated) for which the Placement Agent has been retained to perform financial services bears to the fees paid to the Placement Agent under this Agreement; provided that, in no event shall the Company contribute less than the amount necessary to assure that the Placement Agent is not liable for losses, claims, damages, liabilities and expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement, except to the extent that it shall be determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review that such losses, claims, damages, liabilities and expenses resulted from the gross negligence or willful misconduct of the Placement Agent. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission or any other alleged conduct relates to information provided by the Company or other conduct by the Company (or its employees or other agents), on the one hand, or by the Placement Agent (or its employees or other agents), on the other hand. The Company will not settle any Placement Agent Proceeding in respect of which indemnity would reasonably be expected to be sought hereunder, whether or not the Placement Agent is an actual or potential party to such Placement Agent Proceeding, without Placement Agent’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. For purposes of this Section 4, references to the Placement Agent shall include Religare Capital Markets, Inc., any of its affiliates, each other person, if any, controlling Religare Capital Markets, Inc. or any of its affiliates, their respective officers, current and former directors, employees and agents, and the successors and assigns of all of the foregoing persons. The indemnity and contribution provisions of this Section 4 shall be in addition to any rights that any indemnified party may have at common law or otherwise.

(B)       The Company agrees that neither the Placement Agent nor any of its affiliates, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of either the Placement Agent’s engagement under this Agreement or any matter referred to in this Agreement, including, without limitation, related services and activities prior to the date of this Agreement, except to the extent that it shall be determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review that any losses, claims, damages, liabilities or expenses incurred by the Company resulted from the gross negligence or willful misconduct of the Placement Agent in performing the services that are the subject of this Agreement.

Far East Energy Corporation

SECTION 5.           ENGAGEMENT TERM.

(A)      The obligations of the Placement Agent under this Agreement may be terminated at any time prior to the Closing Date, by notice to the Company from the Placement Agent, without liability on the part of the Placement Agent to the Company if, prior to the delivery and payment of the Securities, in the sole judgment of the Placement Agent: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the NYSE Alternext US or in the over the counter market, or trading in any securities of the Company on the over the counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or the PRC, (iii) the United States or the PRC shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States or the PRC, or there shall have been a declaration of a national emergency or war by the United States or the PRC, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States, the PRC or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(B)       If this Agreement shall expire or be terminated pursuant to any of the provisions hereof, or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Placement Agent set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision herein, the Company will, subject to demand by the Placement Agent, reimburse the Placement Agent for all properly incurred out-of-pocket expenses actually incurred by it in connection with its performance of services under this Agreement in an aggregate amount not to exceed US$65,000.

SECTION 6.          PLACEMENT AGENT’S INFORMATION.  The Company agrees that any information or advice rendered by the Placement Agent in connection with this engagement is for the confidential use of the Company only in its evaluation of the Placement, and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without the Placement Agent’s prior written consent.

SECTION 7.          NO FIDUCIARY RELATIONSHIP.  This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof.  The Company acknowledges and agrees that the Placement Agent is not, and shall not be construed as, a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of the Placement Agent, hereunder, all of which are hereby expressly waived.

Far East Energy Corporation

SECTION 8.          CLOSING.   The obligations of the Placement Agent, and the closing of the sale of the Securities hereunder are subject to the accuracy in all material respects, when made, at the time that any “free writing prospectus” containing the final pricing terms of the Placement is distributed to the Purchasers and on the Closing Date, of the representations and warranties on the part of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(A)      (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, or any other securities or governmental authority, (ii) no order suspending the effectiveness of the Registration Statement or the qualification of registration of the Securities under the securities or “blue sky” laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before, or threatened to the Company’s knowledge by the Commission or any other securities or governmental authority shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, or any other securities or governmental authority, and (iii) any request for additional information on the part of the Commission, or any other securities or governmental authority (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.  Any filings required to be made by the Company shall have been timely filed with the Commission or relevant other securities or governmental authority.

(B)       The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, and the Company shall not have filed a further Prospectus Supplement which resolves such objections.

(C)       All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(D)      The Placement Agent shall have received from Emmel & Klegerman PC (formerly Coppedge Emmel & Klegerman PC), special Nevada counsel to the Company, and Weycer, Kaplan, Pulaski & Zuber, P.C., special securities counsel to the Company, such counsels’ written opinions, addressed to the Placement Agent and the Purchasers, dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, and a customary “10b-5” negative assurance statement shall have been received from Weycer, Kaplan, Pulaski & Zuber, P.C.

Far East Energy Corporation
(E)       The Placement Agent shall have received an opinion, dated the Closing Date, of O’Melveny & Myers LLP, as counsel to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent.

(F)       Since the date of this Agreement, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which litigation or proceeding, in the reasonable judgment of the Placement Agent, would have a Material Adverse Effect.

(G)       Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the SEC Reports or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus or the SEC Reports and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus or the SEC Reports, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(H)      Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market, the NYSE Alternext US or in the over the counter market, or trading in any securities of the Company on the over the counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or the PRC, (iii) the United States or the PRC shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States or the PRC, or there shall have been a declaration of a national emergency or war by the United States or the PRC, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States, the PRC or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(I)        No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

Far East Energy Corporation
(J)        The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement.

(K)      The Company shall have entered into a securities purchase agreement or subscription agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed between the Company and the Purchasers.

(L)       If required, in the reasonable judgment of the Placement Agent, the Company shall make or authorize Placement Agent’s counsel to make on the Company’s behalf, an Issuer Filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith, and the Company shall have received a “no objections” letter from the FINRA Corporate Financing Department.

(M)     The Company shall have furnished or caused to be furnished to the Placement Agent such customary closing certificates as the Placement Agent may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement, any Time of Sale Prospectus or the Prospectus Supplement, as to the accuracy at the Closing Date of the representations and warranties of the Company as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Placement Agent.

(N)      The Placement Agent shall have received the agreements referred to in Section 3(NN) and (OO) hereof substantially in the form of Exhibits A and B.

(O)      Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request in connection with the performance of its services hereunder.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

SECTION 9.          GOVERNING LAW.  This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State.  This Agreement may not be assigned by either party without the prior written consent of the other party.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived.  Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Far East Energy Corporation

SECTION 10.        ENTIRE AGREEMENT/MISC.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof, with the exception of the Engagement Letter and that certain letter agreement between the Company and the Placement Agent dated February 18, 2011 governing indemnification, each of which shall continue in accordance with its terms, except for Sections 2  (governing fees, reimbursement for out-of-pocket expenses and late payment charges) and 6 (to the extent it applies Section 2 thereof) of the Engagement Letter, which shall be of no further force or effect.  If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect.  This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both the Placement Agent and the Company.  The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, as applicable.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

SECTION 11.        NOTICES.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages hereto.

Far East Energy Corporation
Please confirm that the foregoing correctly sets forth our agreement by signing and returning to the Placement Agent the enclosed copy of this Agreement.

Very truly yours,

RELIGARE CAPITAL MARKETS, INC.

By:	/s/ Luis F. Restrepo
Name: Luis F. Restrepo
Title: CEO

Address for notice:

40 West 57th Street
20th Floor
New York , New York 10019
Attention: Chief Executive Officer, US Operations
Facsimile: +1 212 593 9796

Accepted and Agreed to as of
the date first written above:

FAR EAST ENERGY CORPORATION

By:	/s/ Bruce N. Huff
Name: Bruce N. Huff
Title: Chief Financial Officer

Address for notice:

363 N. Sam Houston Parkway East
Suite 380
Houston, Texas 77060
Attention: Chief Executive Officer
Facsimile: +1-832-598-0479

With a copy to:

Baker & McKenzie LLP
2300 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201
Attention: Amar Budarapu, Esq.
Facsimile: +1-214-965-5964

Exhibit 10.1

SCHEDULE 1

SUBSIDIARIES

1.	Newark Valley Oil & Gas, Inc., a Nevada corporation

2.	Far East Energy (BVI), Inc., a British Virgin Islands company

3.	Far East Energy (Bermuda), Ltd., a Bermuda exempted company

4.	Shouyang Coalbed Methane Ltd., a Bermuda exempted company

5.	Qinnan Coalbed Methane Ltd., a Bermuda exempted company

6.	Yunnan Coalbed Methane Ltd., a Bermuda exempted company

Far East Energy Corporation

SCHEDULE 2

ISSUANCES OF EQUITY SECURITIES

100,000 shares of restricted Common Stock and options to purchase 100,000 shares of Common Stock issued in January 2011 to Jennifer Whitley, Director of Finance of the Company, as inducement grants in connection with her commencement of employment with the Company.

S-2

Far East Energy Corporation

SCHEDULE 3

LOCKUP AGREEMENTS

William A. Anderson
C. P. Chiang
Bruce N. Huff
Donald A. Juckett
Michael R. McElwrath
John C. Mihm
Lucian L. Morrison
Thomas E. Williams

S-3

Exhibit 10.1

EXHIBIT A

FORM OF LOCK-UP AGREEMENT (OFFICERS AND DIRECTORS)

[●], 2011

Religare Capital Markets, Inc.
40 West 57th Street 20th Floor
New York 10019, USA

Ladies and Gentlemen:

The undersigned understands that you, as Placement Agent, propose to enter into a Placement Agent Agreement (the “Placement Agent Agreement”) with Far East Energy Corporation, a Nevada corporation (the “Company”), providing for a placement of shares of the Company’s Common Stock.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agent Agreement.

In consideration of the foregoing, and in order to induce you to act as Placement Agent in the Placement, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Placement Agent, the undersigned will not, during the period beginning on the date hereof and ending on date which is 90 days after the date of the final prospectus supplement relating to the Placement, (1) offer for sale, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Company’s capital stock (the “Company Securities”) or any securities convertible into or exercisable or exchangeable for Company Securities (including, without limitation, Company Securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the United States Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or (2) enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company Securities or other securities, in cash or otherwise.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts to any charitable organization, (ii) as a bona fide gift or gifts to any other entity or person, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iv) with the prior written consent of the Placement Agent, or (b) the acquisition or exercise of any stock option or any restricted stock award issued pursuant to the Company’s existing stock option plans or equity incentive plans, including any exercise effected by the delivery or sale of shares of Company Securities held by the undersigned.  Notwithstanding the foregoing, nothing contained in this letter agreement shall prohibit the undersigned from establishing a trading plan pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended; provided, that the undersigned shall not engage in any transaction under such trading plan until the termination of the restrictions imposed by this letter agreement.  For purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

Notwithstanding the above, to the extent you are at such time providing research coverage to the Company and subject to the restrictions set forth in FINRA Rule 2711(f)(4), then, if (1) during the last 17 days of the lock-up period, (A) the Company issues an earnings release or (B) material news or a material event relating to the Company occurs; or (2) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period following the last day of the lock-up period, then the restrictions imposed by this letter agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Placement Agent waives, in writing, such extension.

Far East Energy Corporation

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if (i) the Placement does not occur or is terminated prior to payment for and delivery of the shares of Common Stock to be sold thereunder or (ii) the aggregate gross proceeds received by the Company from the Placement do not equal or exceed US$15 million, the undersigned shall be released from all obligations under this letter agreement.  In addition, this letter agreement shall terminate if the offering has not closed on or before April 11, 2011.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles that would apply any other law.

 (Signature page follows.)

A-2

Far East Energy Corporation

Very truly yours,

[NAME OF OFFICER OR DIRECTOR]

By:
Name:
Title:

A-3

EXHIBIT B

FORM OF COMPANY LOCK-UP AGREEMENT

 [●], 2011

Religare Capital Markets, Inc.
40 West 57th Street 20th Floor
New York 10019, USA

Ladies and Gentlemen:

Reference is made to the Placement Agent Agreement (the “Placement Agent Agreement”), which will be executed by and between Far East Energy Corporation, a Nevada corporation (the “Company”), and Religare Capital Markets, Inc (the “Placement Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agent Agreement.

In consideration of the Placement Agent Agreement, the undersigned hereby agrees not to, without the prior written consent of the Placement Agent, offer, sell or otherwise dispose of any shares, directly or indirectly, of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), or any other security of the Company, during the period beginning on the date hereof and ending on the date which is 90 days after the date of the final prospectus supplement relating to the Placement, except with respect to the issuance of shares of Common Stock upon the exercise of currently outstanding warrants, stock options or other equity incentive awards currently outstanding under any employee benefit or purchase plans described or incorporated by reference in the Registration Statement or Prospectus Supplement. Notwithstanding the foregoing, the restrictions set forth in this letter agreement shall not apply to: (i) securities required to be issued pursuant to contractual obligations of the Company in effect as of the date of this letter agreement and disclosed to the Placement Agent or its counsel prior to the Closing Date; (ii) securities issued on a pro rata basis to all holders of a class of outstanding equity securities of the Company; and (iii) equity securities issued pursuant to employee benefit or purchase plans described or incorporated by reference in the Registration Statement or the Prospectus Supplement.

Notwithstanding the above, to the extent you are at such time providing research coverage to the Company and subject to the restrictions set forth in FINRA Rule 2711(f)(4), if (1) during the last 17 days of the lock-up period, (A) the Company issues an earnings release or (B) material news or a material event relating to the Company occurs; or (2) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period following the last day of the lock-up period, then the restrictions imposed by this letter agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Placement Agent waives in writing, such extension.

It is understood that, if (i) the Company at any time does not intend to proceed with the issuance and sale of the Securities  pursuant to the Placement Agent Agreement, (ii) the Placement Agent Agreement does not become effective, (iii) the Placement Agent Agreement (other than the provisions thereof which survive termination) shall expire, terminate or be terminated prior to payment for and delivery of the Securities or (iv) the aggregate gross proceeds received by the Company from the Placement do not equal or exceed US$15 million, then the undersigned will be released from its obligations under this letter agreement.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles that would apply any other law.

(Signature page follows.)

Far East Energy Corporation

Very truly yours,

Far East Energy Corporation

By:
Name:
Title:

B-2